UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04282

Name of Fund:	BlackRock Natural Resources Trust

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Natural Resources Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2022

Date of reporting period: 04/30/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2022

2022 Annual Report

BlackRock Mid-Cap Value Series, Inc.

• BlackRock Mid-Cap Value Fund

BlackRock Natural Resources Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets which characterized 2021. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth which followed reopening and the development of the COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed but mostly down, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks were nearly flat. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. We believe sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(9.65)%	0.21%

U.S. small cap equities (Russell 2000® Index)	(18.38)	(16.87)

International equities (MSCI Europe, Australasia, Far East Index)	(11.80)	(8.15)

Emerging market equities (MSCI Emerging Markets Index)	(14.15)	(18.33)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.29)	(8.86)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.47)	(8.51)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(7.90)	(7.88)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.40)	(5.22)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of April 30, 2022	BlackRock Mid-Cap Value Fund

Investment Objective

BlackRock Mid-Cap Value Fund’s (formerly known as BlackRock Mid Cap Dividend Fund) (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income, by investing in securities, primarily equity securities that Fund management believes are undervalued and therefore represent an investment value.

The Board of Directors (the “Board”) of BlackRock Mid Cap Dividend Series, Inc. (the “Corporation”) approved certain changes to the Fund. In particular, effective September 1, 2021, the Board approved: (i) a change in the name of the Corporation; (ii) a change in the name of the Fund; and (iii) a change to the Fund’s distribution frequency from quarterly to annual. Effective September 1, 2021, all references to “BlackRock Mid Cap Dividend Series, Inc.” are changed to “BlackRock Mid-Cap Value Series, Inc.” to reflect the Corporation’s new name.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2022, the Fund outperformed its benchmark, the Russell Midcap® Value Index.

What factors influenced performance?

Allocation within industrials was the largest contributor to relative performance, led by overweights and security selection in the aerospace & defense and professional services industries. In information technology (“IT”), selection in the IT services and software industries helped relative performance. Stock selection in the energy and communication services sectors further contributed to results.

An underweight in the real estate sector was the largest detractor. Allocation decisions in healthcare also hurt relative performance, largely due to an overweight and security selection in healthcare equipment and supplies. Selection in the consumer staples and financials sectors detracted, as well.

Describe recent portfolio activity.

A combination of trading activity and market price changes resulted in increased allocations to the energy, materials and healthcare sectors. Conversely, the Fund’s weighting in financials, utilities and real estate decreased.

Describe portfolio positioning at period end.

The Fund’s cash balance was elevated, which was strategic in nature. The Fund preferred to pair holdings in high-quality, cyclical companies with a higher cash balance to maintain an appropriate risk/return profile, especially since many traditional defensive sectors had above-average valuations. The Fund’s cash balance did not materially affect performance.

Relative to the Russell Mid Cap Value Index benchmark, the Fund’s largest overweight positions were in the healthcare, financials and information technology sectors. Its most significant underweights were in real estate, utilities and industrials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of mid cap companies and at least 80% of its net assets plus the amount of any borrowings for investment purposes in dividend-paying securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Mid Cap Value Opportunities Fund.

(c)

An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022 (continued)	BlackRock Mid-Cap Value Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.19%	N/A	10.99%	N/A	11.15%	N/A
Investor A	2.89	(2.51)%	10.70	9.51%	10.84	10.25%
Investor C	2.14	1.26	9.87	9.87	10.14	10.14
Class K	3.21	N/A	11.05	N/A	11.18	N/A
Class R	2.64	N/A	10.42	N/A	10.53	N/A

Russell Midcap® Value Index	0.00	N/A	8.61	N/A	11.40	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of mid cap companies and at least 80% of its net assets plus the amount of any borrowings for investment purposes in dividend-paying securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Mid Cap Value Opportunities Fund.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$1,000.00	$1,003.10	$3.68		$1,000.00	$1,021.12	$3.71		0.74%
Investor A	1,000.00	1,001.50	4.91		1,000.00	1,019.89	4.96		0.99
Investor C	1,000.00	997.70	8.62		1,000.00	1,016.17	8.70		1.74
Class K	1,000.00	1,003.40	3.43		1,000.00	1,021.37	3.46		0.69
Class R	1,000.00	1,000.20	6.15		1,000.00	1,018.65	6.21		1.24

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

EQT Corp.	3%
FleetCor Technologies, Inc.	2
CDK Global, Inc.	2
Leidos Holdings, Inc.	2
Komatsu Ltd.	2
BAE Systems PLC	2
Ralph Lauren Corp.	2
First Citizens BancShares, Inc., Class A	2
Zimmer Biomet Holdings, Inc.	2
Cigna Corp.	1

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Financials	19%
Health Care	12
Information Technology	12
Industrials	11
Consumer Discretionary	10
Energy	8
Materials	6
Communication Services	5
Utilities	5
Consumer Staples	4
Real Estate	3
Short-Term Securities	5
Other Assets Less Liabilities	—	(c)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of net assets.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2022	BlackRock Natural Resources Trust

Investment Objective

BlackRock Natural Resources Trust’s (the “Fund”) investment objective is to seek long-term growth of capital and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2022, the Fund outperformed the S&P Global Natural Resources Net Index.

What factors influenced performance?

Security selection within each of the underlying sectors—mining, energy and agriculture—contributed positively to relative performance. Within agriculture, an overweight in the fertilizer sub-sector and an underweight in the paper and packaging industry boosted results. The Fund was also helped by an overweight in the integrated sub-sector in energy, but stock selection in oil services detracted.

CF Industries Holdings, Inc., which benefited from the rising prices of nitrogen fertilizers, was among the largest contributors to performance. Fertilizer prices rose due to higher energy costs and a limited supply of the relevant minerals. A zero weighting in Norilsk Nickel, which lost nearly all of its value due to the sanctions that followed Russia’s invasion of Ukraine, was the largest contributor to relative performance.

On the negative side, positions in the Russian companies Polyus PJSC and Gazprom PJSC—which were written down to near zero in late February 2022—were the largest detractors from performance. Russian companies have always been part of the Fund’s investment universe, and the investment adviser believed both companies had high-quality assets. However, the investment adviser did not anticipate either a full-scale invasion of Ukraine or the events that followed.

Describe recent portfolio activity.

The investment adviser maintained an overweight in energy to take advantage of rising oil prices. It also reduced its allocation to the mining sector and rotated the proceeds into energy.

Describe portfolio positioning at period end.

The Fund held a 5.4% cash position given the environment of elevated market volatility. However, the cash position was 2.8% on average during the full year. This acted as a drag on relative performance given the strength in natural resource equities.

At the close of the period, the Fund was overweight in the energy sector and underweight in mining and agriculture. The investment adviser maintained a bias towards higher-quality oil producers believed to gain the largest benefit from continued strength in oil and natural gas prices. Bias tilted away from the oil services sub-sector, where many companies could continue to face headwinds from industry overcapacity.

In the mining sector, the investment adviser focused on companies with stronger balance sheets, lower costs, and the ability to benefit from the transition to a lower-carbon global economy. In agriculture, the Fund was underweight in the paper and packaging industry in favor of health and wellness companies that are positioned to take advantage of consumers’ shifting preferences with respect to food and nutrition.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022 (continued)	BlackRock Natural Resources Trust

(c)

An index that includes approximately 90 of the largest publicly-traded companies in the natural resources and commodities businesses that meet specific investability requirements across three primary commodity-related sectors: agribusiness, energy, and metals and mining.

Performance

	Average Annual Total Returns(a)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	27.57%	N/A	11.67%	N/A	4.23%	N/A
Investor A	27.21	20.54%	11.35	10.15%	3.94	3.38%
Investor C	26.25	25.25	10.47	10.47	3.29	3.29

S&P Global Natural Resources Net Index	19.36	N/A	10.86	N/A	4.55	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$1,000.00	$1,171.90	$4.63		$1,000.00	$1,020.53	$4.31		0.86%
Investor A	1,000.00	1,170.10	6.19		1,000.00	1,019.09	5.76		1.15
Investor C	1,000.00	1,166.20	10.20		1,000.00	1,015.37	9.49		1.90

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Shell PLC	6%
Glencore PLC	6
Exxon Mobil Corp.	6
Nutrien Ltd.	5
Vale SA	4
TotalEnergies SE	4
Chevron Corp.	4
FMC Corp.	3
Bunge Ltd.	3
Deere & Co.	3

INDUSTRY ALLOCATION

Industry(b)	Percent of Net Assets

Oil, Gas & Consumable Fuels	34%
Metals & Mining	29
Chemicals	14
Food Products	7
Machinery	6
Paper & Forest Products	2
Energy Equipment & Services	1
Containers & Packaging	1
Electrical Equipment	1
Short-Term Securities	5
Other Assets Less Liabilities	—	(c)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(c)	Rounds to less than 1% of net assets.

F U N D S U M M A R Y	7

About Fund Performance

Institutional Shares and Class K Shares (Class K Shares are available only in BlackRock Mid-Cap Value Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance of BlackRock Mid-Cap Value Fund shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of BlackRock Mid-Cap Value Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (available only in BlackRock Mid-Cap Value Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	BlackRock Mid-Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 4.6%
Airbus SE	107,590	$11,778,075
BAE Systems PLC	1,561,757	14,425,412
Huntington Ingalls Industries, Inc.	45,998	9,785,615

		35,989,102

Air Freight & Logistics — 0.5%
FedEx Corp.	18,920	3,760,161

Airlines(a) — 0.5%
Delta Air Lines, Inc.	46,476	1,999,862
United Airlines Holdings, Inc.	43,002	2,171,601

		4,171,463

Auto Components — 1.5%
Lear Corp.	63,428	8,114,978
Magna International, Inc.	58,855	3,547,191

		11,662,169

Automobiles — 0.7%
General Motors Co.(a)	143,747	5,449,449

Banks — 3.9%
First Citizens BancShares, Inc., Class A	22,289	14,251,141
M&T Bank Corp.	62,748	10,456,327
Wells Fargo & Co.	126,288	5,509,945

		30,217,413

Beverages — 1.4%
Constellation Brands, Inc., Class A	42,967	10,573,749

Biotechnology — 0.6%
Biogen, Inc.(a)	20,548	4,262,477

Capital Markets — 2.2%
Invesco Ltd	362,316	6,659,368
Raymond James Financial, Inc.	105,320	10,264,487

		16,923,855

Chemicals — 1.9%
Axalta Coating Systems Ltd.(a)	406,967	10,324,753
Corteva, Inc.	76,838	4,432,784

		14,757,537

Communications Equipment — 0.5%
Nokia OYJ - ADR(a)	396,140	1,996,546
Telefonaktiebolaget LM Ericsson, ADR	228,540	1,819,178

		3,815,724

Consumer Finance — 1.1%
Capital One Financial Corp.	68,206	8,499,832

Containers & Packaging — 1.7%
Sealed Air Corp.	207,528	13,325,373

Diversified Financial Services — 5.0%
Acropolis Infrastructure Acquisition Corp.(a)	50,766	21,078
Acropolis Infrastructure Acquisition Corp., Class A(a)	152,300	1,480,356
Apollo Global Management, Inc.	207,661	10,333,211
Cannae Holdings, Inc.(a)	415,269	9,302,025
Equitable Holdings, Inc.	436,753	12,591,589
GX Acquisition Corp. II, Class A(a)(b)	117,322	1,149,756
Jackson Financial, Inc.	98,570	4,170,497

		39,048,512

Security	Shares	Value

Electric Utilities — 1.6%
American Electric Power Co., Inc.	40,762	$4,039,922
Edison International	80,782	5,556,994
Pinnacle West Capital Corp.	43,923	3,127,317

		12,724,233

Electrical Equipment — 0.7%
Siemens Energy AG(a)	292,156	5,627,586

Electronic Equipment, Instruments & Components — 1.1%
Avnet, Inc.	97,458	4,255,016
Vontier Corp.	179,676	4,603,299

		8,858,315

Entertainment — 1.4%
Warner Bros Discovery, Inc.(a)	305,291	5,541,032
World Wrestling Entertainment, Inc., Class A	90,403	5,278,631

		10,819,663

Equity Real Estate Investment Trusts (REITs) — 1.4%
Lamar Advertising Co., Class A	34,220	3,778,230
SL Green Realty Corp.	106,823	7,394,288

		11,172,518

Food Products — 1.1%
Danone SA	76,050	4,598,838
JDE Peet’s NV	130,039	3,825,626

		8,424,464

Health Care Equipment & Supplies — 4.0%
Alcon, Inc.	46,727	3,336,345
DENTSPLY SIRONA, Inc.	207,541	8,299,565
Koninklijke Philips NV	159,929	4,179,123
Koninklijke Philips NV, NY Shares	40,096	1,033,675
Zimmer Biomet Holdings, Inc.	116,481	14,065,081

		30,913,789

Health Care Providers & Services — 5.0%
AmerisourceBergen Corp.	55,693	8,425,794
Anthem, Inc.	13,628	6,840,302
Cigna Corp.	54,414	13,428,287
Laboratory Corp. of America Holdings(a)	42,468	10,204,211

		38,898,594

Household Durables — 2.5%
Newell Brands, Inc.	447,701	10,364,278
Panasonic Holdings Corp.	751,400	6,697,374
Toll Brothers, Inc.	42,110	1,952,641

		19,014,293

Household Products — 0.8%
Reckitt Benckiser Group PLC	75,467	5,885,337

Insurance — 6.8%
Allstate Corp.	43,491	5,503,351
American International Group, Inc.	155,540	9,100,645
Assurant, Inc.	43,744	7,956,159
Fidelity National Financial, Inc.	207,168	8,249,430
Progressive Corp.	16,629	1,785,290
Prudential PLC	390,126	4,856,465
RenaissanceRe Holdings Ltd.	31,755	4,557,478
Willis Towers Watson PLC	49,669	10,671,881

		52,680,699

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) April 30, 2022	BlackRock Mid-Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services — 4.8%
Cognizant Technology Solutions Corp., Class A	103,946	$8,409,231
FleetCor Technologies, Inc.(a)	65,219	16,273,445
SS&C Technologies Holdings, Inc.	192,939	12,475,436

		37,158,112

Machinery — 2.4%
Komatsu Ltd.	649,100	14,608,954
Stanley Black & Decker, Inc.	35,781	4,299,087

		18,908,041

Media — 2.5%
Fox Corp., Class A	181,285	6,497,254
Paramount Global, Class B	305,150	8,885,968
Publicis Groupe SA	64,410	3,866,962

		19,250,184

Metals & Mining — 2.4%
Barrick Gold Corp.	338,781	7,558,204
Steel Dynamics, Inc.	125,950	10,800,213

		18,358,417

Multiline Retail — 2.6%
Dollar General Corp.	39,189	9,308,563
Dollar Tree, Inc.(a)	68,481	11,124,739

		20,433,302

Multi-Utilities — 3.2%
Ameren Corp.	36,947	3,432,376
CenterPoint Energy, Inc.	201,695	6,173,884
NiSource, Inc.	148,697	4,330,057
Public Service Enterprise Group, Inc.	51,026	3,554,471
Sempra Energy	44,230	7,136,953

		24,627,741

Oil, Gas & Consumable Fuels — 7.5%
ConocoPhillips	139,088	13,285,686
Enterprise Products Partners LP	311,783	8,078,297
EQT Corp.	657,069	26,118,493
Hess Corp.	102,209	10,534,682

		58,017,158

Pharmaceuticals — 2.6%
Bayer AG, Registered Shares	195,826	12,899,262
Elanco Animal Health, Inc.(a)	173,408	4,388,957
Viatris, Inc.	241,422	2,493,889

		19,782,108

Professional Services — 1.9%
Leidos Holdings, Inc.	142,343	14,733,924

Real Estate Management & Development(a) — 1.8%
Howard Hughes Corp.	118,245	11,858,791
Realogy Holdings Corp.	214,055	2,346,043

		14,204,834

Semiconductors & Semiconductor Equipment — 1.7%
MKS Instruments, Inc.	26,360	3,004,513

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Skyworks Solutions, Inc.	41,617	$4,715,206
Teradyne, Inc.	51,530	5,434,354

		13,154,073

Software — 2.1%
CDK Global, Inc.	297,047	16,162,327

Specialty Retail — 1.1%
Ross Stores, Inc.	86,232	8,603,367

Technology Hardware, Storage & Peripherals — 1.7%
Western Digital Corp.(a)	247,605	13,140,397

Textiles, Apparel & Luxury Goods — 1.9%
Ralph Lauren Corp.	137,519	14,348,733

Tobacco — 1.1%
British American Tobacco PLC, ADR	203,849	8,516,811

Wireless Telecommunication Services — 1.0%
Rogers Communications, Inc., Class B	92,349	5,029,326
Vodafone Group PLC	1,787,175	2,705,710

		7,735,036

Total Common Stocks — 94.8% (Cost: $684,813,150)		734,610,872

Warrants

Diversified Financial Services — 0.0%
GX Acquisition Corp. II (Expires 12/31/28)(a)	38,656	8,504

Total Warrants — 0.0% (Cost: $30,500)		8,504

Total Long-Term Investments — 94.8% (Cost: $684,843,650)		734,619,376

Short-Term Securities

Money Market Funds — 5.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.29%(c)(d)	39,992,852	39,992,852

Total Short-Term Securities — 5.1% (Cost: $39,992,852)		39,992,852

Total Investments — 99.9% (Cost: $724,836,502)		774,612,228

Other Assets Less Liabilities — 0.1%		415,638

Net Assets — 100.0%		$775,027,866

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Mid-Cap Value Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$19,599,861	$20,392,991	(a)	$—		$—	$—	$39,992,852	39,992,852	$11,985		$—
SL Liquidity Series, LLC, Money Market Series(b)	658,867	—		(654,893	)(a)	(3,974)	—	—	—	11,134	(c)	—

						$(3,974)	$—	$39,992,852		$23,119		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$9,785,615	$26,203,487	$—	$35,989,102
Air Freight & Logistics	3,760,161	—	—	3,760,161
Airlines	4,171,463	—	—	4,171,463
Auto Components	11,662,169	—	—	11,662,169
Automobiles	5,449,449	—	—	5,449,449
Banks	30,217,413	—	—	30,217,413
Beverages	10,573,749	—	—	10,573,749
Biotechnology	4,262,477	—	—	4,262,477
Capital Markets	16,923,855	—	—	16,923,855
Chemicals	14,757,537	—	—	14,757,537
Communications Equipment	3,815,724	—	—	3,815,724
Consumer Finance	8,499,832	—	—	8,499,832
Containers & Packaging	13,325,373	—	—	13,325,373
Diversified Financial Services	39,048,512	—	—	39,048,512
Electric Utilities	12,724,233	—	—	12,724,233
Electrical Equipment	—	5,627,586	—	5,627,586
Electronic Equipment, Instruments & Components	8,858,315	—	—	8,858,315
Entertainment	10,819,663	—	—	10,819,663
Equity Real Estate Investment Trusts (REITs)	11,172,518	—	—	11,172,518
Food Products	—	8,424,464	—	8,424,464
Health Care Equipment & Supplies	23,398,321	7,515,468	—	30,913,789
Health Care Providers & Services	38,898,594	—	—	38,898,594
Household Durables	12,316,919	6,697,374	—	19,014,293
Household Products	—	5,885,337	—	5,885,337
Insurance	47,824,234	4,856,465	—	52,680,699
IT Services	37,158,112	—	—	37,158,112
Machinery	4,299,087	14,608,954	—	18,908,041
Media	15,383,222	3,866,962	—	19,250,184
Metals & Mining	18,358,417	—	—	18,358,417
Multiline Retail	20,433,302	—	—	20,433,302
Multi-Utilities	24,627,741	—	—	24,627,741
Oil, Gas & Consumable Fuels	58,017,158	—	—	58,017,158

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) April 30, 2022	BlackRock Mid-Cap Value Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Pharmaceuticals	$6,882,846	$12,899,262	$—	$19,782,108
Professional Services	14,733,924	—	—	14,733,924
Real Estate Management & Development	14,204,834	—	—	14,204,834
Semiconductors & Semiconductor Equipment	13,154,073	—	—	13,154,073
Software	16,162,327	—	—	16,162,327
Specialty Retail	8,603,367	—	—	8,603,367
Technology Hardware, Storage & Peripherals	13,140,397	—	—	13,140,397
Textiles, Apparel & Luxury Goods	14,348,733	—	—	14,348,733
Tobacco	8,516,811	—	—	8,516,811
Wireless Telecommunication Services	5,029,326	2,705,710	—	7,735,036
Warrants	8,504	—	—	8,504
Short-Term Securities
Money Market Funds	39,992,852	—	—	39,992,852

	$675,321,159	$99,291,069	$—	$774,612,228

See notes to financial statements.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	BlackRock Natural Resources Trust (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Chemicals — 13.8%
CF Industries Holdings, Inc.	80,240	$7,769,639
FMC Corp.	70,535	9,348,709
Koninklijke DSM NV	25,343	4,260,402
Nutrien Ltd.	128,957	12,670,025
Sociedad Quimica y Minera de Chile SA, ADR	46,141	3,405,206

		37,453,981

Containers & Packaging — 1.1%
Packaging Corp. of America	19,030	3,067,065

Electrical Equipment — 0.5%
Vestas Wind Systems A/S	55,572	1,417,141

Energy Equipment & Services — 1.1%
Halliburton Co.	86,752	3,090,106

Food Products — 6.8%
Bunge Ltd.	79,899	9,038,175
Darling Ingredients, Inc.(a)	49,579	3,638,603
Kerry Group PLC, Class A	34,979	3,874,616
Nestle SA, Registered Shares	15,876	2,049,497

		18,600,891

Machinery — 5.6%
AGCO Corp.	52,356	6,670,154
Deere & Co.	22,387	8,452,212

		15,122,366

Metals & Mining — 28.7%
Alcoa Corp.	34,821	2,360,864
Anglo American PLC	60,364	2,673,580
ArcelorMittal SA	213,325	6,237,623
BHP Group Ltd.	86,375	2,886,257
First Quantum Minerals Ltd.	239,420	6,864,001
Freeport-McMoRan, Inc.	35,885	1,455,137
Glencore PLC	2,588,458	15,949,209
Newcrest Mining Ltd.	213,857	4,016,096
Newmont Corp.	112,313	8,182,002
Polyus PJSC, GDR, Registered Shares(b)	46,128	461
Stelco Holdings, Inc.	125,665	4,586,799
Teck Resources Ltd., Class B	114,495	4,517,973
Vale SA, ADR	747,320	12,622,235
Wheaton Precious Metals Corp.(c)	129,690	5,817,894

		78,170,131

Oil, Gas & Consumable Fuels — 34.5%
Cenovus Energy, Inc.	121,950	2,254,554

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Chevron Corp.	64,004	$10,027,507
ConocoPhillips	87,175	8,326,956
EOG Resources, Inc.	37,200	4,343,472
Equinor ASA	45,906	1,551,603
Exxon Mobil Corp.	180,147	15,357,532
Gazprom PJSC, ADR(b)	626,902	6,269
Hess Corp.	29,077	2,996,966
Kosmos Energy Ltd.(a)	204,738	1,384,029
Marathon Petroleum Corp.	43,985	3,838,131
Phillips 66	46,350	4,021,326
Pioneer Natural Resources Co.	16,147	3,753,693
Repsol SA	138,031	2,080,122
Shell PLC	605,387	16,252,154
Suncor Energy, Inc.	193,817	6,967,243
TotalEnergies SE	216,530	10,632,265

		93,793,822

Paper & Forest Products — 2.5%
UPM-Kymmene OYJ	197,398	6,828,449

Total Long-Term Investments — 94.6% (Cost: $205,592,474)		257,543,952

Short-Term Securities

Money Market Funds — 5.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.29%(d)(e)	14,472,588	14,472,588
SL Liquidity Series, LLC, Money Market Series, 0.47%(d)(e)(f)	4,679	4,678

Total Short-Term Securities — 5.3% (Cost: $14,477,266)		14,477,266

Total Investments — 99.9% (Cost: $220,069,740)		272,021,218

Other Assets Less Liabilities — 0.1%		356,372

Net Assets — 100.0%		$ 272,377,590

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) April 30, 2022	BlackRock Natural Resources Trust

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$1,371,887	$13,100,701	(a)	$—	$—	$—	$14,472,588	14,472,588	$3,508		$—
SL Liquidity Series, LLC, Money Market Series	—	4,962	(a)	—	(284)	—	4,678	4,679	9,658	(b)	—

					$(284)	$—	$14,477,266		$13,166		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Chemicals	$33,193,579	$4,260,402	$—	$37,453,981
Containers & Packaging	3,067,065	—	—	3,067,065
Electrical Equipment	—	1,417,141	—	1,417,141
Energy Equipment & Services	3,090,106	—	—	3,090,106
Food Products	16,551,394	2,049,497	—	18,600,891
Machinery	15,122,366	—	—	15,122,366
Metals & Mining	52,644,528	25,525,142	461	78,170,131
Oil, Gas & Consumable Fuels	63,271,409	30,516,144	6,269	93,793,822
Paper & Forest Products	—	6,828,449	—	6,828,449
Short-Term Securities
Money Market Funds	14,472,588	—	—	14,472,588

	$201,413,035	$70,596,775	$6,730	272,016,540

Investments Valued at NAV(a)				4,678

				$272,021,218

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

April 30, 2022

	BlackRock Mid-Cap Value Fund	BlackRock Natural Resources Trust

ASSETS
Investments, at value — unaffiliated(a)(b)	$734,619,376	$257,543,952
Investments, at value — affiliated(c)	39,992,852	14,477,266
Foreign currency, at value(d)	28	—
Receivables:
Investments sold	6,850	2,444,679
Securities lending income — affiliated	127	6
Capital shares sold	8,190,650	1,351,003
Dividends — unaffiliated	1,214,111	519,198
Dividends — affiliated	8,056	2,249
Prepaid expenses	109,032	29,520

Total assets	784,141,082	276,367,873

LIABILITIES
Foreign bank overdraft(e)	—	11
Collateral on securities loaned	—	4,678
Payables:
Investments purchased	6,538,437	2,706,265
Accounting services fees	54,027	22,699
Capital shares redeemed	1,763,578	922,433
Custodian fees	18,012	11,260
Investment advisory fees	412,465	138,536
Directors’ and Officer’s fees	992	1,569
Other accrued expenses	57,018	14,257
Professional fees	85,921	57,720
Service and distribution fees	80,529	33,679
Transfer agent fees	102,237	77,176

Total liabilities	9,113,216	3,990,283

NET ASSETS	$775,027,866	$272,377,590

NET ASSETS CONSIST OF
Paid-in capital	$698,370,974	$201,385,000
Accumulated earnings	76,656,892	70,992,590

NET ASSETS	$775,027,866	$272,377,590

(a) Investments, at cost — unaffiliated	$684,843,650	$205,592,474
(b) Securities loaned, at value	$470	$5,159
(c) Investments, at cost — affiliated	$39,992,852	$14,477,266
(d) Foreign currency, at cost	$40	$—
(e) Foreign bank overdraft, at cost	$—	$11

F I N A N C I A L S T A T E M E N T S	15

Statements of Assets and Liabilities (continued)

April 30, 2022

	BlackRock Mid-Cap Value Fund	BlackRock Natural Resources Trust

NET ASSET VALUE

Institutional
Net assets	$415,031,606	$151,833,979

Shares outstanding	18,489,847	4,115,071

Net asset value	$22.45	$36.90

Shares authorized	2 billion	Unlimited

Par value	$0.10	$0.10

Investor A
Net assets	$258,058,653	$107,588,951

Shares outstanding	12,217,339	3,120,921

Net asset value	$21.12	$34.47

Shares authorized	40 million	Unlimited

Par value	$0.10	$0.10

Investor C
Net assets	$16,314,855	$12,954,660

Shares outstanding	1,049,756	536,743

Net asset value	$15.54	$24.14

Shares authorized	40 million	Unlimited

Par value	$0.10	$0.10

Class K
Net assets	$57,936,815	N/A

Shares outstanding	2,580,774	N/A

Net asset value	$22.45	N/A

Shares authorized	2 billion	N/A

Par value	$0.10	N/A

Class R
Net assets	$27,685,937	N/A

Shares outstanding	1,584,390	N/A

Net asset value	$17.47	N/A

Shares authorized	40 million	N/A

Par value	$0.10	N/A

See notes to financial statements.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended April 30, 2022

	BlackRock Mid-Cap Value Fund	BlackRock Natural Resources Trust

INVESTMENT INCOME
Dividends — unaffiliated	$12,757,539	$8,152,861
Dividends — affiliated	11,985	3,508
Securities lending income — affiliated — net	11,134	9,658
Foreign taxes withheld	(248,900)	(340,612)

Total investment income	12,531,758	7,825,415

EXPENSES
Investment advisory	4,322,354	1,205,671
Service and distribution — class specific	910,273	325,494
Transfer agent — class specific	839,164	292,593
Professional	146,129	122,350
Registration	124,115	65,827
Accounting services	118,797	48,188
Custodian	63,116	17,406
Directors and Officer	9,220	8,144
Miscellaneous	80,027	35,579

Total expenses	6,613,195	2,121,252
Less:
Fees waived and/or reimbursed by the Manager	(261,869)	(1,527)
Transfer agent fees waived and/or reimbursed — class specific	(488,974)	—

Total expenses after fees waived and/or reimbursed	5,862,352	2,119,725

Net investment income	6,669,406	5,705,690

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	72,066,339	27,949,427
Investments — affiliated	(3,974)	(284)
Foreign currency transactions	(9,207)	(80,192)

	72,053,158	27,868,951

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(63,646,623)	13,016,285
Foreign currency translations	(43,048)	(24,029)

	(63,689,671)	12,992,256

Net realized and unrealized gain	8,363,487	40,861,207

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,032,893	$46,566,897

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statements of Changes in Net Assets

	BlackRock Mid-Cap Value Fund		BlackRock Natural Resources Trust

	Year Ended April 30,		Year Ended April 30,

	2022	2021	2022	2021

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,669,406	$3,430,962	$5,705,690	$3,161,005
Net realized gain	72,053,158	33,077,032	27,868,951	7,750,172
Net change in unrealized appreciation (depreciation)	(63,689,671)	143,647,527	12,992,256	48,536,097

Net increase in net assets resulting from operations	15,032,893	180,155,521	46,566,897	59,447,274

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(34,769,054)	(2,606,682)	(3,610,001)	(1,122,772)
Investor A	(26,226,413)	(3,118,691)	(3,355,407)	(1,382,546)
Investor C	(1,995,980)	(226,003)	(454,652)	(94,683)
Class K	(3,831,562)	(150,215)	—	—
Class R	(3,937,926)	(500,814)	—	—

Decrease in net assets resulting from distributions to shareholders	(70,760,935)	(6,602,405)	(7,420,060)	(2,600,001)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	269,685,439	114,163,668	63,748,623	6,214,847

NET ASSETS
Total increase in net assets	213,957,397	287,716,784	102,895,460	63,062,120
Beginning of year	561,070,469	273,353,685	169,482,130	106,420,010

End of year	$775,027,866	$561,070,469	$272,377,590	$169,482,130

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund

	Institutional

			Period from 02/01/20 to 04/30/20
	Year Ended April 30,				Year Ended January 31,
	2022	2021			2020		2019	2018

Net asset value, beginning of period	$24.28	$15.04	$18.62		$16.93		$19.13	$21.24

Net investment income(a)	0.27	0.20	0.04		0.28		0.28	0.25	(b)
Net realized and unrealized gain (loss)	0.42	9.40	(3.56)		2.16		(1.18)	1.70

Net increase (decrease) from investment operations	0.69	9.60	(3.52)		2.44		(0.90)	1.95

Distributions(c)
From net investment income	(0.22)	(0.19)	—		(0.28)		(0.33)	(0.20)
From net realized gain	(2.30)	(0.17)	(0.06)		(0.47)		(0.97)	(3.86)

Total distributions	(2.52)	(0.36)	(0.06)		(0.75)		(1.30)	(4.06)

Net asset value, end of period	$22.45	$24.28	$15.04		$18.62		$16.93	$19.13

Total Return(d)
Based on net asset value	3.19%	64.97%	(18.89	)%(e)	14.56%		(4.77)%	11.13%

Ratios to Average Net Assets(f)
Total expenses	0.84%	0.87%	0.95	%(g)(h)	0.85	%(i)	0.92%	0.90%

Total expenses after fees waived and/or reimbursed	0.75%	0.85%	0.85	%(g)	0.85%		0.86%	0.86%

Net investment income	1.14%	1.07%	0.96	%(g)	1.55%		1.52%	1.26	%(b)

Supplemental Data
Net assets, end of period (000)	$415,032	$274,460	$100,473		$119,924		$107,455	$119,371

Portfolio turnover rate	70%	83%	25%		56%		58%	154%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.16%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.05%.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund (continued)

	Investor A
			Period from 02/01/20 to 04/30/20
	Year Ended April 30,				Year Ended January 31,
	2022	2021			2020	2019	2018

Net asset value, beginning of period	$23.00	$14.27	$17.67		$16.10	$18.26	$20.46

Net investment income(a)	0.20	0.17	0.03		0.22	0.22	0.18	(b)
Net realized and unrealized gain (loss)	0.39	8.89	(3.38)		2.06	(1.13)	1.63

Net increase (decrease) from investment operations	0.59	9.06	(3.35)		2.28	(0.91)	1.81

Distributions(c)
From net investment income	(0.17)	(0.16)	—		(0.24)	(0.28)	(0.16)
From net realized gain	(2.30)	(0.17)	(0.05)		(0.47)	(0.97)	(3.85)

Total distributions	(2.47)	(0.33)	(0.05)		(0.71)	(1.25)	(4.01)

Net asset value, end of period	$21.12	$23.00	$14.27		$17.67	$16.10	$18.26

Total Return(d)
Based on net asset value	2.89%	64.61%	(18.95	)%(e)	14.28%	(5.03)%	10.85%

Ratios to Average Net Assets(f)
Total expenses	1.14%	1.18%	1.28	%(g)(h)	1.15%	1.22%	1.20%

Total expenses after fees waived and/or reimbursed	1.00%	1.10%	1.10	%(g)	1.10%	1.11%	1.12%

Net investment income	0.89%	0.95%	0.79	%(g)	1.31%	1.26%	0.98	%(b)

Supplemental Data
Net assets, end of period (000)	$258,059	$224,765	$136,057		$172,946	$169,202	$209,284

Portfolio turnover rate	70%	83%	25%		56%	58%	154%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.16%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.38%.

See notes to financial statements.

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund (continued)

	Investor C
			Period from
	Year Ended April 30,		02/01/20		Year Ended January 31,
	2022	2021	to 04/30/20		2020	2019	2018

Net asset value, beginning of period	$17.60	$11.01	$13.65		$12.59	$14.57	$17.09

Net investment income(a)	0.02	0.04	0.00	(b)	0.08	0.07	0.02	(c)

Net realized and unrealized gain (loss)	0.30	6.82		(2.61)	1.60	(0.90)	1.31

Net increase (decrease) from investment operations	0.32	6.86		(2.61)	1.68	(0.83)	1.33

Distributions(d)
From net investment income	(0.08)	(0.10)	—		(0.15)	(0.18)	(0.02)
From net realized gain	(2.30)	(0.17)		(0.03)	(0.47)	(0.97)	(3.83)

Total distributions	(2.38)	(0.27)		(0.03)	(0.62)	(1.15)	(3.85)

Net asset value, end of period	$15.54	$17.60	$11.01		$13.65	$12.59	$14.57

Total Return(e)
Based on net asset value	2.14%	63.43%	(19.14	)%(f)	13.47%	(5.76)%	10.02%

Ratios to Average Net Assets(g)
Total expenses	1.94%	2.00%	2.07	%(h)(i)	1.99%	2.00%	1.98%

Total expenses after fees waived and/or reimbursed	1.75%	1.85%	1.85	%(h)	1.85%	1.86%	1.90%

Net investment income	0.14%	0.29%	0.09	%(h)	0.57%	0.53%	0.14	%(c)

Supplemental Data
Net assets, end of period (000)	$16,315	$13,277	$10,610		$14,800	$16,738	$26,876

Portfolio turnover rate	70%	83%		25%	56%	58%	154%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.16%, respectively, resulting from a non-recurring dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.18%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund (continued)

	Class K
			Period from 02/01/20 to 04/30/20					Period from
	Year Ended April 30,				Year Ended January 31,			01/25/18	(a)
	2022	2021			2020		2019	to 01/31/18

Net asset value, beginning of period	$24.29	$15.04	$18.62		$16.92		$19.13	$19.37

Net investment income(b)	0.27	0.21	0.04		0.29		0.25	0.00	(c)

Net realized and unrealized gain (loss)	0.43	9.41		(3.56)	2.18		(1.15)		(0.24)

Net increase (decrease) from investment operations	0.70	9.62		(3.52)	2.47		(0.90)		(0.24)

Distributions(d)
From net investment income	(0.24)	(0.20)	—		(0.30)		(0.34)	—
From net realized gain	(2.30)	(0.17)		(0.06)	(0.47)		(0.97)	—

Total distributions	(2.54)	(0.37)		(0.06)	(0.77)		(1.31)	—

Net asset value, end of period	$22.45	$24.29	$15.04		$18.62		$16.92	$19.13

Total Return(e)
Based on net asset value	3.21%	65.12%	(18.87	)%(f)	14.72%		(4.78)%	(1.24	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.74%	0.77%	0.88	%(h)(i)	0.77	%(j)	0.81%	0.84	%(h)(k)

Total expenses after fees waived and/or reimbursed	0.69%	0.77%	0.80	%(h)	0.76%		0.80%	0.77	%(h)

Net investment income	1.15%	1.09%	1.08	%(h)	1.59%		1.36%	0.32	%(h)

Supplemental Data
Net assets, end of period (000)	$57,937	$20,098	$5,369		$6,516		$4,037	$198

Portfolio turnover rate	70%	83%		25%	56%		58%		154%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.99%.
(j)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended January 31, 2020, the expense ratio would have been 0.76%.
(k)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 0.85%.

See notes to financial statements.

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund (continued)

	Class R
			Period from 02/01/20 to 04/30/20
	Year Ended April 30,				Year Ended January 31,
	2022	2021			2020	2019	2018

Net asset value, beginning of period	$19.46	$12.13	$15.04		$13.80	$15.85	$18.29

Net investment income(a)	0.12	0.11	0.02		0.16	0.15	0.11	(b)
Net realized and unrealized gain (loss)	0.32	7.53		(2.89)	1.76	(0.98)	1.43

Net increase (decrease) from investment operations	0.44	7.64		(2.87)	1.92	(0.83)	1.54

Distributions(c)
From net investment income	(0.13)	(0.14)	—		(0.21)	(0.25)	(0.13)

From net realized gain	(2.30)	(0.17)		(0.04)	(0.47)	(0.97)	(3.85)

Total distributions	(2.43)	(0.31)		(0.04)	(0.68)	(1.22)	(3.98)

Net asset value, end of period	$17.47	$19.46	$12.13		$15.04	$13.80	$15.85

Total Return(d)

Based on net asset value	2.64%	64.23%	(19.06	)%(e)	14.05%	(5.31)%	10.59%

Ratios to Average Net Assets(f)
Total expenses	1.43%	1.43%	1.53	%(g)(h)	1.46%	1.52%	1.51%

Total expenses after fees waived and/or reimbursed	1.25%	1.35%	1.35	%(g)	1.35%	1.36%	1.40%

Net investment income	0.66%	0.74%	0.56	%(g)	1.09%	1.01%	0.70	%(b)

Supplemental Data
Net assets, end of period (000)	$27,686	$28,470	$20,844		$27,913	$33,989	$45,066

Portfolio turnover rate	70%	83%		25%	56%	58%	154%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.16%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.64%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust

	Institutional
			Period from 08/01/19 to 04/30/20
	Year Ended April 30,				Year Ended July 31,
	2022	2021			2019	2018	2017

Net asset value, beginning of period	$30.10	$19.31	$25.15		$33.01	$30.00	$43.39

Net investment income(a)	1.00	0.65	0.42		0.77	0.66	0.73	(b)
Net realized and unrealized gain (loss)	7.06	10.67		(5.51)	(4.08)	3.85	1.00

Net increase (decrease) from investment operations	8.06	11.32		(5.09)	(3.31)	4.51	1.73

Distributions(c)
From net investment income	(1.23)	(0.53)		(0.75)	(0.79)	(0.91)	(0.41)
From net realized gain	(0.03)	—	—		(3.76)	(0.59)	(14.71)

Total distributions	(1.26)	(0.53)		(0.75)	(4.55)	(1.50)	(15.12)

Net asset value, end of period	$36.90	$30.10	$19.31		$25.15	$33.01	$30.00

Total Return(d)
Based on net asset value	27.57%	59.14%	(20.81	)%(e)	(9.12)%	15.32%	4.68%

Ratios to Average Net Assets(f)
Total expenses	0.87%	0.94%	1.00	%(g)(h)	0.91%	0.92%	0.85%

Total expenses after fees waived and/or reimbursed	0.87%	0.94%	1.00	%(g)(h)	0.91%	0.92%	0.85%

Net investment income	2.99%	2.64%	2.48	%(g)	2.86%	2.08%	1.64	%(b)

Supplemental Data
Net assets, end of period (000)	$151,834	$78,010	$41,828		$44,732	$72,269	$84,139

Portfolio turnover rate	84%	87%		49%	75%	75%	102%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.17 per share and 0.37%, respectively, resulting from a special dividend from Baker Hughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.03% and 1.02%.

See notes to financial statements.

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust (continued)

	Investor A
			Period from 08/01/19 to 04/30/20
	Year Ended April 30,				Year Ended July 31,
	2022	2021			2019	2018	2017

Net asset value, beginning of period	$28.19	$18.12	$23.63		$31.32	$28.50	$41.97

Net investment income(a)	0.85	0.53	0.37		0.64	0.54	0.53	(b)
Net realized and unrealized gain (loss)	6.60	10.00		(5.20)	(3.86)	3.67	1.01

Net increase (decrease) from investment operations	7.45	10.53		(4.83)	(3.22)	4.21	1.54

Distributions(c)
From net investment income	(1.14)	(0.46)		(0.68)	(0.71)	(0.80)	(0.30)
From net realized gain	(0.03)	—	—		(3.76)	(0.59)	(14.71)

Total distributions	(1.17)	(0.46)		(0.68)	(4.47)	(1.39)	(15.01)

Net asset value, end of period	$34.47	$28.19	$18.12		$23.63	$31.32	$28.50

Total Return(d)
Based on net asset value	27.21%	58.61%	(20.99	)%(e)	(9.37)%	15.06%	4.38%

Ratios to Average Net Assets(f)
Total expenses	1.17%	1.24%	1.26	%(g)(h)	1.20%	1.18%	1.13%

Total expenses after fees waived and/or reimbursed	1.17%	1.24%	1.26	%(g)(h)	1.19%	1.18%	1.13%

Net investment income	2.76%	2.35%	2.29	%(g)	2.54%	1.77%	1.22	%(b)

Supplemental Data
Net assets, end of period (000)	$107,589	$83,375	$58,276		$96,230	$122,564	$133,246

Portfolio turnover rate	84%	87%		49%	75%	75%	102%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.17 per share and 0.37%, respectively, resulting from a special dividend from Baker Hughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.28%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust (continued)

	Investor C
			Period from
	Year Ended April 30,		08/01/19		Year Ended July 31,
	2022	2021	to 04/30/20		2019	2018	2017

Net asset value, beginning of period	$20.12	$13.02	$17.10		$24.03	$22.16	$35.93

Net investment income(a)	0.44	0.26	0.17		0.35	0.24	0.15	(b)
Net realized and unrealized gain (loss)	4.64	7.15		(3.74)	(3.01)	2.83	0.81

Net increase (decrease) from investment operations	5.08	7.41		(3.57)	(2.66)	3.07	0.96

Distributions(c)
From net investment income	(1.03)	(0.31)		(0.51)	(0.51)	(0.61)	(0.02)
From net realized gain	(0.03)	—	—		(3.76)	(0.59)	(14.71)

Total distributions	(1.06)	(0.31)		(0.51)	(4.27)	(1.20)	(14.73)

Net asset value, end of period	$24.14	$20.12	$13.02		$17.10	$24.03	$22.16

Total Return(d)
Based on net asset value	26.25%	57.31%	(21.45	)%(e)	(10.06)%	14.13%	3.55%

Ratios to Average Net Assets(f)
Total expenses	1.92%	2.06%	2.08	%(g)(h)	1.97%	1.95%	1.91%

Total expenses after fees waived and/or reimbursed	1.92%	2.06%	2.08	%(g)(h)	1.97%	1.95%	1.91%

Net investment income	1.99%	1.62%	1.49	%(g)	1.85%	1.03%	0.41	%(b)

Supplemental Data
Net assets, end of period (000)	$12,955	$8,097	$6,316		$11,711	$23,390	$30,337

Portfolio turnover rate	84%	87%		49%	75%	75%	102%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.17 per share and 0.37%, respectively, resulting from a special dividend from Baker Hughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.10%.

See notes to financial statements.

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

Each of BlackRock Mid-Cap Value Series, Inc. (the “Corporation”) and BlackRock Natural Resources Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation and BlackRock Natural Resources Trust is organized as a Massachusetts business trust. BlackRock Mid-Cap Value Fund is a series of the Corporation. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Mid-Cap Value Fund	Mid-Cap Value	Diversified
BlackRock Natural Resources Trust	Natural Resources	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Directors of the Corporation and the Board of Trustees of Natural Resources are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Board of BlackRock Mid Cap Dividend Series, Inc. (the “Corporation”) approved certain changes to the Fund. In particular, effective September 1, 2021, the Board approved: (i) a change in the name of the Corporation; (ii) a change in the name of the Fund; and (iii) a change to the Fund’s distribution frequency from quarterly to annual. Effective September 1, 2021, the Corporation changed its name to BlackRock Mid-Cap Value Series, Inc. The Board of the Fund approved a change in the name of BlackRock Mid Cap Dividend Fund, effective as of September 1, 2021, to BlackRock Mid-Cap Value Fund.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (continued)

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

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Notes to Financial Statements  (continued)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of April 30, 2022, certain investments of Natural Resources were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received	Non-Cash Collateral Received at Fair Value	Net Amount	(a)

Mid-Cap Value
Citigroup Global Markets, Inc	$470	$—	$—	$470

Natural Resources
Credit Suisse Securities (USA) LLC	$5,159	$(4,678)	$—	$481

(a)

The market value of the loaned securities is determined as of April 30, 2022. Additional collateral is delivered to each Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (continued)

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Natural Resources and the Corporation, on behalf of Mid-Cap Value, have each entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	Mid-Cap Value	Natural Resources

First $1 billion	0.65%	0.60%
$1 billion — $3 billion	0.61	0.56
$3 billion — $5 billion	0.59	0.54
$5 billion — $10 billion	0.57	0.52
Greater than $10 billion	0.55	0.51

For the year ended April 30, 2022, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Fund Name	Amounts Reimbursed

Mid-Cap Value	$551
Natural Resources	218

With respect to Natural Resources, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of Natural Resources for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Funds entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Mid-Cap Value		Natural Resources

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Investor A	0.25%	N/A	0.25%	N/A
Investor C	0.25	0.75%	0.25	0.75%
Class R	0.25	0.25	N/A	N/A

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended April 30, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total

Mid-Cap Value	$608,980	$148,902	$152,391	$910,273
Natural Resources	227,625	97,869	—	325,494

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended April 30, 2022, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional

Mid-Cap Value	$104

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended April 30, 2022, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Mid-Cap Value	$503	$8,560	$2,502	$39	$238	$11,842
Natural Resources	145	6,051	1,123	—	—	7,319

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Notes to Financial Statements  (continued)

For the year ended April 30, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Mid-Cap Value	$368,949	$375,260	$30,798	$4,032	$60,125	$839,164
Natural Resources	122,790	152,561	17,242	—	—	292,593

Other Fees: For the year ended April 30, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A

Mid-Cap Value	$17,485
Natural Resources	7,435

For the year ended April 30, 2022, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C

Mid-Cap Value	$3,732	$2,465
Natural Resources	1	3,058

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

Mid-Cap Value	$7,474
Natural Resources	1,527

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended April 30, 2022, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to Mid-Cap Value, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R

Mid-Cap Value	0.74%	0.99%	1.74%	0.69%	1.24%

Prior to June 1, 2021, the expense limitations as a percentage of average daily net assets for classes were as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R

Mid-Cap Value	0.85%	1.10%	1.85%	0.80%	1.35%

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of Mid-Cap Value. For the year ended April 30, 2022, the Manager waived and/or reimbursed investment advisory fees of $254,395 which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed — class specific, in the Statements of Operations. For the year ended April 30, 2022, class specific expense waivers and/or reimbursements are as follows:

	Transfer Agent Fees Waived and/or Reimbursed - Class Specific

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Mid-Cap Value	$182,993	$237,363	$22,374	$3,471	$42,773	$488,974

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (continued)

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Mid-Cap Value retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Mid-Cap Value, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excluded collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2022, Mid-Cap Value retained 77% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 81% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Pursuant to the current securities lending agreement, Natural Resources retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Natural Resources, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended April 30, 2022, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

Mid-Cap Value	$3,036
Natural Resources	2,254

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Mid-Cap Value is currently permitted to borrow under the Interfund Lending Program. Natural Resources is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended April 30, 2022, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

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Notes to Financial Statements  (continued)

6.	PURCHASES AND SALES

For the year ended April 30, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

Mid-Cap Value	$627,376,600	$446,271,387
Natural Resources	213,811,408	165,012,219

7.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses and certain deemed distributions were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)

Mid-Cap Value	$3,706,736	$(3,706,736)
Natural Resources	962,295	(962,295)

The tax character of distributions paid was as follows:

Fund Name	Year Ended 04/30/22	Year Ended 04/30/21

Mid-Cap Value(a)
Ordinary income	$40,280,288	$3,875,091
Long-term capital gains	30,480,647	3,085,520

	$70,760,935	$6,960,611

Natural Resources
Ordinary income	$7,250,370	$2,600,001
Long-term capital gains	169,690	—

	$7,420,060	$2,600,001

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of April 30, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)(a)	Total

Mid-Cap Value	$6,463,246	$24,567,070	$45,626,576	$76,656,892
Natural Resources	5,597,475	16,981,842	48,413,273	70,992,590

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, the realization for tax purposes of unrealized gain on investments in passive foreign investment companies and the timing and recognitiion of partnership income.

During the year ended April 30, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

Fund Name	Amounts

Natural Resources	$4,321,025

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (continued)

As of April 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Mid-Cap Value	$728,383,946	$90,108,033	$(43,886,601)	$46,221,432
Natural Resources	223,589,127	60,040,338	(11,608,247)	48,432,091

8.	BANK BORROWINGS

Natural Resources Trust and the Corporation, on behalf of Mid-Cap Value, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended April 30, 2022, the Funds did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 04/30/22		Year Ended 04/30/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Mid-Cap Value
Institutional
Shares sold	11,927,535	$278,995,868	6,887,172	$143,834,864
Shares issued in reinvestment of distributions	1,276,481	28,517,142	102,463	1,727,519
Shares redeemed	(6,016,803)	(139,129,856)	(2,368,712)	(44,451,344)

	7,187,213	$168,383,154	4,620,923	$101,111,039

Investor A
Shares sold and automatic conversion of shares	3,571,764	$78,608,842	2,104,181	$40,969,407
Shares issued in reinvestment of distributions	1,206,389	25,434,081	189,660	3,015,094
Shares redeemed	(2,333,134)	(50,926,233)	(2,055,819)	(35,585,403)

	2,445,019	$53,116,690	238,022	$8,399,098

Investor C
Shares sold	435,759	$7,213,206	345,037	$5,450,005
Shares issued in reinvestment of distributions	126,091	1,980,863	18,588	223,472
Shares redeemed and automatic conversion of shares	(266,419)	(4,346,998)	(572,583)	(7,359,779)

	295,431	$4,847,071	(208,958)	$(1,686,302)

Class K
Shares sold	2,066,757	$48,394,353	595,215	$12,206,918
Shares issued in reinvestment of distributions	171,926	3,831,562	8,836	150,215
Shares redeemed	(485,458)	(11,293,544)	(133,619)	(2,594,704)

	1,753,225	$40,932,371	470,432	$9,762,429

Class R
Shares sold	627,142	$11,847,691	334,655	$5,283,604
Shares issued in reinvestment of distributions	224,062	3,936,511	37,275	500,630
Shares redeemed	(729,560)	(13,378,049)	(626,974)	(9,206,830)

	121,644	$2,406,153	(255,044)	$(3,422,596)

	11,802,532	$269,685,439	4,865,375	$114,163,668

	Year Ended 04/30/22		Year Ended 04/30/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Natural Resources
Institutional
Shares sold	2,471,515	$87,030,679	1,084,851	$27,978,903
Shares issued in reinvestment of distributions	96,869	3,014,669	40,519	1,025,949
Shares redeemed	(1,045,357)	(35,336,206)	(699,278)	(16,587,644)

	1,523,027	$54,709,142	426,092	$12,417,208

Investor A
Shares sold and automatic conversion of shares	947,016	$30,642,268	532,989	$12,280,301
Shares issued in reinvestment of distributions	106,418	3,099,647	53,736	1,276,236
Shares redeemed	(889,605)	(27,792,650)	(845,652)	(18,962,411)

	163,829	$5,949,265	(258,927)	$(5,405,874)

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

	Year Ended 04/30/22		Year Ended 04/30/21

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

Natural Resources (continued)
Investor C
Shares sold	234,531	$5,400,565	183,794	$3,373,590
Shares issued in reinvestment of distributions	21,677	444,639	5,406	91,889
Shares redeemed and automatic conversion of shares	(121,956)	(2,754,988)	(271,897)	(4,261,966)

	134,252	$3,090,216	(82,697)	$(796,487)

	1,821,108	$63,748,623	84,468	$6,214,847

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Mid-Cap Value Fund and the Board of Directors of BlackRock Mid-Cap Value Series, Inc. and to the Shareholders and Board of Trustees of BlackRock Natural Resources Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Mid-Cap Value Fund of BlackRock Mid-Cap Value Series (formerly, BlackRock Mid Cap Dividend Fund of BlackRock Mid Cap Dividend Series, Inc.) and BlackRock Natural Resources Trust (the “Funds”), including the schedules of investments, as of April 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights

BlackRock Mid-Cap Value Fund	For each of the two years in the period ended April 30, 2022, for the period from February 1, 2020 through April 30, 2020, and for each of the three years in the period ended January 31, 2020

BlackRock Natural Resources Trust	For each of the two years in the period ended April 30, 2022, for the period from August 1, 2019 through April 30, 2020, and for each of the three years in the period ended July 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 28, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	37

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2022:

Fund Name	Qualified Dividend Income

Mid-Cap Value	$12,026,573
Natural Resources	8,002,627

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2022:

Fund Name	Qualified Business Income

Mid-Cap Value	$93,336

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended April 30, 2022:

Fund Name	20% Rate Long-Term Capital Gain Dividends

Mid-Cap Value	$33,206,500
Natural Resources	933,785

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended April 30, 2022:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid

Natural Resources	$5,894,400	$338,650

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2022 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

Mid-Cap Value	23.27%
Natural Resources	27.31

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended April 30, 2022:

Fund Name	Qualified Short-Term Capital Gains

Mid-Cap Value	$18,674,559
Natural Resources	4,647,158

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Mid-Cap Value Series, Inc. (the “Corporation”) and BlackRock Natural Resources Trust (the “Trust”) have adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Mid-Cap Value Fund and BlackRock Natural Resources Trust (the “Funds”), each a series of the Corporation or the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Directors of the Corporation and the Board of Trustees of the Trust (the “Board”), on behalf of the Funds, met on November 9-10, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	39

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	29 RICs consisting of 163 Portfolios	None

Susan J. Carter 1956	Director (Since 2019)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.	29 RICs consisting of 163 Portfolios	None

Collette Chilton 1958	Director (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	29 RICs consisting of 163 Portfolios	None

Neil A. Cotty 1954	Director (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	29 RICs consisting of 163 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2016)	Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	29 RICs consisting of 163 Portfolios	None

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	29 RICs consisting of 163 Portfolios	Hertz Global Holdings (car rental); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021.

Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	29 RICs consisting of 163 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Director (Since 2015)	Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	29 RICs consisting of 163 Portfolios	None

Joseph P. Platt 1947	Director (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	29 RICs consisting of 163 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	41

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Kenneth L. Urish 1951	Director (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	29 RICs consisting of 163 Portfolios	None

Claire A. Walton 1957	Director (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	29 RICs consisting of 163 Portfolios	None

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 262 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 264 Portfolios	None

(a)   The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)   Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Funds’ by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Funds’ by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)   Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2021, Bruce R. Bond retired as a Director of the Funds.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	43

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock International Limited(a)	Deloitte & Touche LLP
Edinburgh, EH3 8BL	Boston, MA 02116
United Kingdom
Legal Counsel
Accounting Agent and Custodian	Sidley Austin LLP
State Street Bank and Trust Company	New York, NY 10019
Boston, MA 02111
Address of the Corporation
Transfer Agent	100 Bellevue Parkway
BNY Mellon Investment Servicing (US) Inc.	Wilmington, DE 19809
Wilmington, DE 19809

(a)	For BlackRock Natural Resources Trust.

A D D I T I O N A L I N F O R M A T I O N	45

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PJSC	Public Joint Stock Company

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MCDNR-04/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics — The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Natural Resources Trust	$26,418	$26,159	$0	$0	$17,100	$13,600	$420	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Natural Resources Trust	$13,600	$13,900

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Natural Resources Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Natural Resources Trust

Date: June 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Natural Resources Trust

Date: June 28, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Natural Resources Trust

Date: June 28, 2022